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                         ------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ------------------------------

                                  June 21, 2000
                                  -------------
                Date of Report (Date of earliest event reported)


                           Netsol International, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)


       333-28861                                         95-4627685
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


            5000 N. Parkway Calabasas, Suite 202, Calabasas, CA 91302
--------------------------------------------------------------------------------

                    (Address of principal executive offices)

         Registrants telephone number, including area code:       (818) 222-9195
                                                           ---------------------


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ITEM 5.  OTHER EVENTS

On June 6, 2000, NetSol International, Inc. ("Registrant") closed its transaction to acquire 100% of the outstanding capital stock of SuperNet AG, a company formed under the laws of the country of Germany in exchange for 425,600 restricted shares of common stock of the Registrant and 50,000 restricted shares of common stock of NetSol eR, Inc., a subsidiary of the Registrant. SuperNet AG is a German Internet Service Provider.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Information of SuperNet.
       (a)  Financial statements of businesses acquired.

            The financial statements of SuperNet is included in this Current Report, Form 8-K is as follows:

             Financial Statement Description
       -----------------------------------------------------------------------
       -  Balance Sheet
           As of December 31, 1999................................

       -   Notes to and Forming Part of the Balance Sheet.........

Independent Auditors' Report......................................

    (b)  Exhibits.

       The following exhibits are filed with this Current Report, Form 8-K:

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

    Exhibit
    Number                          Exhibit Description
    ------    ------------------------------------------------------------------
     2.0      Acquisition Agreement dated May 2, 2000

     23.1     Report of Independent Auditors

     99.1     SuperNet AG Financial Statements

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                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 21, 2000                   NetSol International, Inc.


                                             By:/s/ Najeeb Ghauri
                                                --------------------------------
                                                Najeeb Ghauri
                                                Its:  President